UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 17, 2021

KIMCO REALTY CORPORATION
(Exact Name of registrant as specified in its charter)

Maryland	1-10899	13-2744380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 N. Broadway
Suite 201
Jericho, NY 11753
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (516) 869-9000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $.01 per share.	KIM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.125% Class L Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprL	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.250% Class M Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 17, 2021, Kimco Realty Corporation (the “Company”) entered into an equity sales agreement (the “Agreement”) with each of BofA Securities, Inc., Barclays Capital Inc., BMO Capital Markets Corp., BNP Paribas Securities Corp., BNY Mellon Capital Markets, LLC, BTIG, LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Jefferies LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, Regions Securities LLC, Scotia Capital (USA) Inc., TD Securities (USA) LLC, Truist Securities, Inc., UBS Securities LLC, and Wells Fargo Securities, LLC as sales agents (in such capacity, “Sales Agents”) or forward sellers acting as sales agents for the respective Forward Purchasers (as defined below) (in such capacity, “Forward Sellers,” and together with Sales Agents, the “Agents”). Pursuant to the Agreement, the Company may issue and sell, from time to time, shares of common stock, par value $0.01 per share (the “Common Stock”), having an aggregate offering price of up to $500.00 million (the “Shares”). The Agents will act as the Company’s Sales Agents, or if applicable, Forward Sellers, in connection with any offerings of Shares pursuant to the Agreement. The Company may also sell Shares to an Agent as principal for its own account, at a price and discount to be agreed upon at the time of sale pursuant to a separate terms agreement.

The sales, if any, of the Shares under the Agreement, made through the Agents, as the Company’s Sales Agents or as Forward Sellers on behalf of the Forward Purchasers, will be made in negotiated transactions, including block trades, or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, by means of ordinary brokers’ transactions at market prices prevailing at the time of sale, including sales made directly on the New York Stock Exchange, sales made to or through a market maker and sales made through other securities exchanges or electronic communications networks.

The Sales Agreement contemplates that, in addition to the issuance and sale by the Company of shares of the Company’s common stock to or through the Agents, the Company may enter into separate forward sale agreements (each, a “Forward Sale Agreement” and, collectively, the “Forward Sale Agreements”) with Bank of America, N.A., Barclays Bank PLC, Bank of Montreal, BNP Paribas, The Bank of New York Mellon, Citibank N.A., Credit Suisse Capital LLC, Deutsche Bank AG, London Branch, Jefferies LLC, JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, Royal Bank of Canada, The Bank of Nova Scotia, The Toronto-Dominion Bank, Truist Bank, UBS AG London Branch, and Wells Fargo Bank, National Association or their respective affiliates (in such capacity, each a “Forward Purchaser” and, collectively, the “Forward Purchasers”). If the Company enters into a Forward Sale Agreement with any Forward Purchaser, the Company expects that such Forward Purchaser or its affiliate will attempt to borrow from third parties and sell, through the relevant Forward Seller, shares of the Company’s common stock to hedge such Forward Purchaser’s exposure under such Forward Sale Agreement. The Company will not initially receive any proceeds from any sale of shares of common stock borrowed by a Forward Purchaser or its affiliate and sold through the relevant Forward Seller.

The Company currently expects to fully physically settle each Forward Sale Agreement, if any, with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of such Forward Sale Agreement, in which case the Company would expect to receive aggregate net cash proceeds at settlement equal to the number of shares of the Company’s common stock specified in such Forward Sale Agreement multiplied by the relevant forward price per share. However, subject to certain exceptions, the Company may also elect, in its sole discretion, to cash settle or net share settle all or any portion of its obligations under any Forward Sale Agreement, in which case the Company may not receive any shares of the Company’s common stock (in the case of cash settlement) or will not receive any cash proceeds (in the case of net share settlement), and the Company may owe cash (in the case of cash settlement) or shares of the Company’s common stock (in the case of net share settlement) to the relevant Forward Purchaser.

The Company shall specify to the applicable Agent the maximum number of Shares to be sold through such Agent as Sales Agent and the minimum price per Share below which such sales may not be made. In connection with any forward sale agreement, the Company will deliver instructions to the relevant Sales Agent directing such Sales Agent, as Forward Seller, to offer and sell the applicable borrowed shares of the Company’s common stock on behalf of the relevant Forward Purchaser. Such instructions shall specify the maximum number of shares to be sold and the minimum price per share at which such shares may be sold. The Company is not obligated to sell any Shares under the Agreement or to enter into any Forward Sale Agreement.

The Company will pay the applicable Agent a commission not to exceed 2% of the gross sales price of the Shares sold through it as Sales Agent under the Agreement and will reimburse the Agents for certain customary expenses incurred in connection with their services under the Agreement. In connection with each Forward Sale Agreement, the Company will pay the applicable Agent, acting as Forward Seller in connection with such Forward Sale Agreement, a commission, in the form of a reduction to the initial forward price under the relevant Forward Sale Agreement, at a mutually agreed rate that will not exceed 2% of the gross sales price of the borrowed shares of the Company’s common stock sold through such Agent, as Forward Seller, during the applicable forward selling period for such shares (subject to certain possible adjustments to such gross sales price for daily accruals and any monthly dividends having an “ex-dividend” date during such forward selling period). The Company intends to use any net proceeds from the sale of the Shares from time to time for general corporate purposes, including, without limitation, the funding of future acquisitions, the funding of development and redevelopment costs, the redemption, from time to time, of depositary shares representing one or more class or series of the Company’s preferred stock and the reduction, from time to time, of the Company’s outstanding indebtedness, including borrowings under the Company’s revolving credit facility.

The foregoing descriptions of the material terms of the Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the full text of the Agreement attached hereto as Exhibit 1.1 and incorporated herein by reference.

The Shares will be issued pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-258872) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on August 17, 2021. On August 18, 2021, the Company filed with the SEC a supplement to the prospectus included in the Registration Statement relating to the offering contemplated by the Agreement (the “ATM Prospectus Supplement”).

On August 17, 2021, Venable LLP delivered its legality opinion in connection with the filing of the ATM Prospectus Supplement, which is attached hereto as Exhibit 5.1.

The statements above reflect the Company’s and management’s intentions, beliefs, expectations or projections of the future and are forward-looking statements. It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to, (i) general adverse economic and local real estate conditions, (ii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business, (iii) financing risks, such as the inability to obtain equity, debt or other sources of financing or refinancing on favorable terms to the Company, (iv) the Company’s ability to raise capital by selling its assets, (v) changes in governmental laws and regulations and management’s ability to estimate the impact of such changes, (vi) the level and volatility of interest rates and management’s ability to estimate the impact thereof, (vii) pandemics or other health crises, such as COVID-19, (viii) the availability of suitable acquisition, disposition, development and redevelopment opportunities, and risks related to acquisitions not performing in accordance with our expectations, (ix) the Company's failure to realize the expected benefits of the acquisition of Weingarten Realty Investors (“Weingarten”) (the “Merger”), (x) significant transaction costs and/or unknown or inestimable liabilities related to the Merger, (xi) the risk of shareholder litigation in connection with the Merger, including any resulting expense, (xii) the risk that Weingarten’s business will not be integrated successfully or that such integration may be more difficult, time-consuming, costly than expected, (xiii) risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the Merger, (xiv) the possibility that, if the Company does not achieve the perceived benefits of the Merger as rapidly or to the extent anticipated by financial analysts or investors, the market price of the Company’s common stock could decline, (xv) valuation and risks related to the Company’s joint venture and preferred equity investments, (xvi) valuation of marketable securities and other investments, including the shares of Albertsons Companies, Inc. common stock held by the Company, (xvii) increases in operating costs, (xviii) changes in the dividend policy for the Company’s common and preferred stock and the Company’s ability to pay dividends at current levels, (xix) the reduction in the Company’s income in the event of multiple lease terminations by tenants or a failure of multiple tenants to occupy their premises in a shopping center, (xx) impairment charges, (xxi) unanticipated changes in the Company’s intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity and (xxii) the other risks and uncertainties identified under Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the year-ended December 31, 2020, as supplemented by the risks and uncertainties identified under Item 1A, “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, and the Company’s subsequently filed reports with the SEC. Accordingly, there is no assurance that the Company’s expectations will be realized. The Company disclaims any intention or obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise.

Item 8.01	Other Events

On August 17, 2021, the Company filed an automatic shelf registration statement on Form S-3 (File No. 333-333-258872) (the “Registration Statement”) with the SEC. On August 17, 2021, the Company filed with the SEC a supplement to the prospectus included in the Registration Statement relating to 1,000,000 shares of the Company’s common stock, that may be offered pursuant to the Company’s Dividend Reinvestment and Direct Stock Purchase Plan (the “DRIP Prospectus Supplement”).

On August 17, 2021, Venable LLP delivered its legality opinion with respect to the Common Stock to be issued pursuant to the DRIP Prospectus Supplement, which is attached hereto as Exhibit 5.2.

Item 9.01	Financial Statements and Exhibits.
(d)   Exhibits

Exhibit No.	Description
1.1
Equity Sales Agreement, dated August 17, 2021, by and among Kimco Realty Corporation and BofA Securities, Inc., Barclays Capital Inc., BMO Capital Markets Corp., BNP Paribas Securities Corp., BNY Mellon Capital Markets, LLC, BTIG, LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Jefferies LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, Regions Securities LLC, Scotia Capital (USA) Inc., TD Securities (USA) LLC, Truist Securities, Inc., UBS Securities LLC, and Wells Fargo Securities, LLC, as sales agents and/or principals, as applicable, and Bank of America, N.A., Barclays Bank PLC, Bank of Montreal, BNP Paribas, The Bank of New York Mellon, Citibank N.A., Credit Suisse Capital LLC, Deutsche Bank AG, London Branch, Jefferies LLC, JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, Royal Bank of Canada, The Bank of Nova Scotia, The Toronto-Dominion Bank, Truist Bank, UBS AG London Branch, and Wells Fargo Bank, National Association, as forward purchasers.

5.1	Opinion of Venable LLP, dated August 17, 2021, as to the legality of the common stock, par value $0.01 per share.
5.2	Opinion of Venable LLP, dated August 17, 2021, as to the legality of the common stock, par value $0.01 per share.
23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1).
23.2	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.2).
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION

Date: August 18, 2021	By:	/s/ Glenn G. Cohen
		Name:	Glenn G. Cohen
		Title:	Chief Financial Officer